MONEY MARKET PORTFOLIOS

PROSPECTUS SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS

MONEY MARKET PORTFOLIOS — SHARES

SUPPLEMENT DATED JULY 28, 2016 TO

PROSPECTUS DATED APRIL 1, 2016, AS SUPPLEMENTED

For the Treasury Portfolio only, the Prospectus is supplemented as follows:

1.	At a meeting held on July 25, 2016, the Board of Trustees (the “Board”) of Northern Institutional Funds approved a reduction of the contractual management fee rate that the Treasury Portfolio (the “Portfolio”) pays to its investment adviser, Northern Trust Investments, Inc. (“NTI”), under the Portfolio’s management agreement, from an annual rate of 0.18% (expressed as a percentage of the Portfolio’s average daily net assets) to an annual rate of 0.13% (expressed as a percentage of the Portfolio’s average daily net assets). The reduced contractual management fee is effective August 1, 2016.

In addition, effective August 1, 2016, NTI has agreed to lower the contractual expense limitation after which expense reimbursement takes effect for the Portfolio. Under the new contractual expense reimbursement arrangement, NTI will reimburse a portion of the operating expenses of the Portfolio to the extent that the Portfolio’s “Total Annual Portfolio Operating Expenses” exceed 0.15% (other than certain excepted expenses as described in footnote 2 to the fees and expenses table below). The new contractual expense reimbursement arrangement will continue until August 1, 2017.

Therefore, effective August 1, 2016, the section of the Portfolio’s Prospectus entitled “MANAGEMENT FEES” is amended to reflect the above management fee change and the sections entitled “PORTFOLIO SUMMARIES – Fees and Expenses of the Portfolio” and “PORTFOLIO SUMMARIES – Example” on page 13 of the Prospectus are replaced with the following:

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Shares class (“Shares”) of the Portfolio.

Shareholder Fees (fees paid directly from your investment)
None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Shares
Management Fees	0.13%
Other Expenses	0.03%
Transfer Agent Fees	0.02%
Service Fees	None
Other Operating Expenses	0.01%
Total Annual Portfolio Operating Expenses	0.16%
Expense Reimbursement(2)	(0.01)%
Total Annual Portfolio Operating Expenses After Expense Reimbursement	0.15%

(1)	The expense information in the table has been restated to reflect current fees.

(2)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Portfolio (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each Independent Trustee of the Trust, expenses of third party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) to the extent the “Total Annual Portfolio Operating Expenses” exceed 0.15%. This contractual limitation may not be terminated before August 1, 2017 without the approval of the Board of Trustees.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

MONEY MARKET PORTFOLIOS

PROSPECTUS SUPPLEMENT

EXAMPLE

The following Example is intended to help you compare the cost of investing in Shares of the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares	$15	$51	$89	$204

2.	In addition, the Board determined that effective August 1, 2016, the Shares class of the Portfolio is only offered to investors in an institutional account at Northern Trust (or an affiliate) or an authorized intermediary or an account directly with Northern Institutional Funds. The Shares class of the Portfolio is not offered for purchase through Northern Trust custody sweep.

Effective August 1, 2016, each of the following sections of the Prospectus is amended to reflect the above changes: “PORTFOLIO SUMMARIES – Purchase and Sale of Portfolio Shares”; “PURCHASING AND SELLING SHARES”; and “ACCOUNT POLICIES AND OTHER INFORMATION”.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-637-1380 www.northerntrust.com/institutional	NIF SPT MM (7/16)

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS